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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 3, 2006

                              WESTBANK CORPORATION
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             (Exact name of registrant as specified in its charter)

         Massachusetts                  0-12784                04-2830731
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

   225 Park Avenue, West Springfield, Massachusetts              01089
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (413) 747-1400

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 3, 2006, Westbank Corporation (the "Company") announced its earnings for the third quarter of the 2006 fiscal year. A copy of the press release dated November 3, 2006, describing the third quarter earnings, is attached as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits:

           Exhibit No.  Exhibit Title
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           99.1         Press release issued by the Company on November 3, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 3, 2006                          WESTBANK CORPORATION


                                                  By:    /s/ John M. Lilly
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                                                  Name:  John M. Lilly
                                                  Title: Treasurer and Chief
                                                         Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press release issued by the Company on November 3, 2006